Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Leases
(10)	Leases

The Company leases premises and equipment under various operating lease agreements. Generally, operating leases provide for one or more renewal options on the same basis as current rental terms. Certain leases require increased rentals under cost-of-living escalation clauses. The following are future minimum lease payments as required under the agreements:

Year	Payments
2013	$141
2014	141
2015	141
2016	149
2017	152
After 2017	1,709

Total	$2,433

The Company entered into a lease of the Amherst branch facility with an entity in which a director of the Company has a 50% ownership interest in 2009. The original term of the lease is twenty years and may be renewed at the Company’s option for two additional terms of five years each. The Company’s current rental payment under the lease is $141 annually.